UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
on behalf of the
GMACM Home Equity Loan Trust 2005-HE2

(Exact name of registrant as specified in its charter)

Delaware	333-117232-34	41-1955181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (952) 857-7000

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

On June 29, 2005, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2005-HE2, pursuant to the Indenture, dated as of June 29, 2005, between GMACM Home Equity Loan Trust 2005-HE2, as issuer and Wells Fargo Bank, N.A., as Indenture Trustee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c). Exhibits.

Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

4.1 Servicing Agreement dated as of June 29, 2005 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2005-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

4.2 Trust Agreement dated as of June 29, 2005 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of June 29, 2005 between the GMACM Home Equity Loan Trust 2005-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

10.1 Mortgage Loan Purchase Agreement dated as of June 29, 2005 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2005-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

10.2 The Surety Bond dated as of June 29, 2005, Policy No. 05030041, issued by Financial Guaranty Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE

PRODUCTS, INC.

By: /s/ Patricia C. Taylor

Name: Patricia C. Taylor

Title: Vice President

Dated: July 11, 2005

 Exhibit Index

4.1 Servicing Agreement dated as of June 29, 2005 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2005-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

4.2 Trust Agreement dated as of June 29, 2005 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of June 29, 2005 between the GMACM Home Equity Loan Trust 2005-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

10.1 Mortgage Loan Purchase Agreement dated as of June 29, 2005 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2005-HE2, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

10.2 The Surety Bond dated as of June 29, 2005, Policy No. 05030041, issued by Financial Guaranty Insurance Company.